UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

             Earliest Event Date requiring this Report: May 30, 2007

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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                        organization) Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                          (954) 252-3440 (Registrant's
                     telephone number, including area code)

ITEM 8.01 OTHER EVENTS: LOAN FROM DIRECTOR. On May 30, 2007, Howard Ullman, the Chairman of the Board of Directors of China Direct Trading Corporation ("China Direct") loaned the principal amount of $575,000 ("Principal") to China Direct for use in funding the brand-name marketing campaign by Capstone Industries, Inc., a wholly-owned subsidiary of China Direct, for its consumer products and for general working capital. The principal amount was obtained by a loan on real estate owned by Mr. Ullman. The debt is evidenced by a promissory note, dated May 30, 2007 and attached to this Report as Exhibit , ("Note") executed by China Direct for Mr. Ullman. Under the Note, the Principal accrues interest at 10.459% per year with the interest to be repaid in equal monthly installments of $5,011.60. The Note is due on May 30, 2009. If not paid on that date, then the monthly installments of Principal and interest increases to $5,824.24 If the unpaid Principal and interest is not paid by January 1, 2010, then the monthly installments of Principal and interest shall increase to $6,350.00 until paid in full. With Mr. Ullman's consent, China Direct can pay the Principal or any installment of Principal and interest in shares of the China Direct Common Stock, $0.0001 par value per share, ("Shares") or a combination of cash and Shares (at China Direct's discretion). All Shares issued as payment of, or reserved as collateral for, the Note are "restricted securities" under Rule 144 of the Securities Act of 1933, as amended, and as such, may not be freely transferred without a registration under that act or an exemption from such registration. For purposes of calculating the value of Shares paid for Principal and any installment of Principal and interest, the Shares shall be valued at twenty cents per Share regardless of the then-current market value. The Note is secured by any accounts payable of China Direct and by a reserve of 5 million Shares.

The foregoing description is qualified in its entirety by the Note.

 (c) EXHIBITS

EXHIBIT NUMBER

99.1 Promissory Note, dated May 30, 2007, issued by China Direct Trading Corp. to Howard Ullman

99.2 Press Release, dated May 30, 2007, issued by China Direct Trading Corp. re: Promissory Note issued to Howard Ullman


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date:  May 30, 2007
                        By: /s/ Stewart Wallach
                        Stewart Wallach Chief Executive Officer &
                        President